UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3245 Richmond Terrace Staten Island, New York		10303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 720-9306

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS.

The exhibit listed below is furnished pursuant to Item 12 of this Form 8-K.

(c)           Exhibits.

99.1                           Press Release issued August 5, 2004 regarding K-Sea Transportation Partners L.P.’s earnings for the three- and twelve-month periods ended June 30, 2004.

ITEM 12.                RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2004, K-Sea Transportation Partners L.P. issued a press release announcing earnings for the three- and twelve-month periods ended June 30, 2004.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished pursuant to Item 12 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: August 5, 2004		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued August 5, 2004 regarding K-Sea Transportation Partners L.P.’s earnings for the three— and twelve-month periods ended June 30, 2004.